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                                                                   EXHIBIT 24

                              POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     Each of the undersigned hereby constitutes and appoints BURTON E. BROOME, GEORGE B. SUNDBY and AUSTIN D. KIM, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or electronically through the EDGAR System of the United States Securities and Exchange Commission) the 1995 Annual Report on Form 10-K for Transamerica Finance Corporation and any and all amendments thereto, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned directors of Transamerica Finance Corporation have executed this Power of Attorney effective as of the 27th day of March, 1996.


RUSSELL T. CHARLTON                       FRANK C. HERRINGER
______________________________            __________________________
Russell T. Charlton                       Frank C. Herringer


KENT L. COLWELL                           ROBERT R. LINDBERG
______________________________            __________________________
Kent L. Colwell                           Robert R. Lindberg


RICHARD H. FINN                           STEVEN A. READ
______________________________            __________________________
Richard H. Finn                           Steven A. Read


EDGAR H. GRUBB                            CHARLES E. TINGLEY
______________________________            __________________________
Edgar H. Grubb                            Charles E. Tingley


DAVID H. HAWKINS
______________________________            __________________________
David H. Hawkins                          Robert A. Watson